                                                                  EXECUTION COPY

                               SERVICING AGREEMENT

          This Servicing Agreement ("Agreement") made as of July 1, 2007, is among Wells Fargo Bank N.A., as master servicer (the "Master Servicer"), HSBC Bank USA, as trustee (the "Trustee"), Wells Fargo Bank, N.A., as Securities Administrator (the "Securities Administrator") and Wells Fargo Bank, N.A. (the "Company").

                                   WITNESSETH

          WHEREAS, Wilshire Credit Corporation and PHH Mortgage Corporation serviced the mortgage loans listed on Attachment 1 hereto (the "Transferred Mortgage Loans") for the benefit of the Merrill Lynch Alternative Note Asset Trust, Series 2007-AF1;

          WHEREAS, Merrill Lynch Mortgage Lending, Inc. ("MLML"), as servicing rights owner for the Transferred Mortgage Loans, will terminate Wilshire Credit Corporation and PHH Mortgage Corporation as servicers of the Mortgage Loans as of July 2, 2007;

          WHEREAS, the Company has purchased from MLML the servicing rights to the Transferred Mortgage Loans pursuant to the Flow Servicing Rights Purchase and Sale Agreement, dated as of January 1, 2007, between the Company and MLML, and attached hereto as Attachment 2;

          WHEREAS, the Company and Merrill Lynch Bank, USA ("MLBUSA"), as purchaser, entered into the Seller's Warranties and Servicing Agreement (WFHM Mortgage Loan Series 2006-W90), dated as of November 1, 2006 (the "Wells Fargo Servicing Agreement"), between MLBUSA and the Company, and attached hereto as Attachment 3;

          WHEREAS, the Company hereby agrees to service the Transferred Mortgage Loans as of the date hereof and in accordance with the servicing provisions contained in the Wells Fargo Servicing Agreement, as amended by this Agreement.

          NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree that the Transferred Mortgage Loans shall be subject to the terms of this Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Wells Fargo Servicing Agreement.

1.   Modification of the Wells Fargo Servicing Agreement

          In connection with the servicing and administration of the Transferred Mortgage Loans, the Wells Fargo Servicing Agreement shall be modified as follows:

               (a) All references to the words "Merrill Lynch Bank USA" and "Purchaser" shall be replaced by the words "Merrill Lynch Alternate Note Asset Trust, Series 2007-AF1".

               (b) The definition of "Remittance Date" in Article I is modified by deleting the words "immediately following" and replacing them with "immediately preceding".

               (c) Article I is modified by deleting the definition of "Business Day" in its entirety and replacing it with the following:

               "Business Day: Any day other than (i) a Saturday or Sunday, or
          (ii) a day on which the New York Stock Exchange or Federal Reserve is closed or on which banking and savings and loan institutions in the State of Maryland, State of Minnesota or State of California are authorized or obligated by law or executive order to be closed."

               (d) The following definition is added to Article I:

               "Prepayment Interest Shortfall: On any Remittance Date, the sum of the differences between (a) interest actually received in a Due Period as a result of a full principal prepayment or partial principal prepayment or other unscheduled receipt of principal (including as a result of a liquidation) on each Transferred Mortgage Loan as to which such a payment is received and (b) the scheduled interest portion of the Monthly Payment of such Transferred Mortgage Loan, adjusted to the applicable Mortgage Loan Remittance Rate."

               (e) Article III (with the Company restating as of the date hereof each of the representations and warranties in Section 3.01) is hereby amended as follows:

               i. Section 3.01(b) shall be replaced with the following:

               "The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Company, who is in the business of selling and servicing loans;"

               ii. Section 3.01(c) shall be replaced with the following:

               "Neither the execution and delivery of this Agreement or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, articles of association or by-laws or any legal restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitute a default or result in the violation of any law, rule, regulation order, judgment or decree to which the Company or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;"

               iii. Section 3.01(f) shall be replaced with the following:

               "The Company does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Company is solvent;"

               iv. Section 3.01(h) shall be replaced with the following:

               "No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement or if required, such approval has been obtained prior to the Transfer Date (as defined in the Purchase Agreement);"

               v. Sections 3.01(i) - Selection Process, (k) - Sale Treatment and
          (m) - No Broker's Fee shall be deleted in their entirety and replaced with the following:

               "[Reserved]."

               (f) Section 3.02 is modified by deleting such section in its entirety and replacing it with the following:

               "[Reserved]."

               (g) Notwithstanding anything to the contrary in Section 3.03 of the Wells Fargo Servicing Agreement or any other provision of the Wells Fargo Servicing Agreement, a breach of the representations and warranties contained in Section 3.01 of the Wells Fargo Servicing Agreement, as modified hereby, shall be remedied either (i) pursuant to the applicable indemnification provisions within Section 3.03 of the Wells Fargo Servicing Agreement or (ii) by termination of the Company, as servicer, pursuant to
     Section 11.01 of the Wells Fargo Servicing Agreement

               (h) Section 4.01 is hereby modified by adding the following new paragraph after the second paragraph of such section.

               "Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Company, such default is reasonably foreseeable, the Company, consistent with Accepted Servicing Practices may waive, modify or vary any term of such Mortgage Loan (including, but not limited to, modifications that change the Mortgage Interest Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less than the scheduled principal balance in final satisfaction of such Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor if in the Company's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Merrill Lynch Alternative Note Asset Trust, Series 2007-AF1."

               (i) The first paragraph of Section 4.04 is hereby modified by replacing the phrase "Wells Fargo Bank, N.A., in trust for the Purchaser and/or subsequent purchasers of Mortgage Loans - P&I." with "Wells Fargo Bank, N. A., as Servicer, in trust for Wells Fargo Bank, N. A., as Securities Administrator for Merrill Lynch Alternative Note Asset Trust, Series 2007-AF1, Mortgage Pass-Through Certificates."

               (j) Section 4.04(viii) is hereby modified by deleting such section in its entirety and replacing it with the following:

               "with respect to each Principal Prepayment any Prepayment Interest Shortfall to be paid by the Company out of its funds; provided, however, that in no event shall the aggregate of deposits made by the Company pursuant to this clause (viii) exceed the aggregate amount of the Company's Servicing Fee in the calendar month in which such deposits are required;"

               (k) The first paragraph of Section 4.06 is hereby modified by replacing the phrase "Wells Fargo Bank, N.A., in trust for the Purchaser and/or subsequent purchasers of the Residential Mortgage Loans, and various Mortgagors - T&I." with "Wells Fargo Bank, N. A., as Servicer, in trust for Wells Fargo Bank, N. A., as Securities Administrator for Merrill Lynch Alternative Note Asset Trust, Series 2007-AF1, Mortgage Pass-Through Certificates."

               (l) The third paragraph of Section 4.10 is hereby deleted and is replaced with the following:

               "If a Mortgage is secured by a unit in a condominium project, the Company shall use reasonable efforts to verify that the coverage required of the owner's association, including hazard, flood, liability and fidelity coverage is being maintained."

                    The fourth paragraph of Section 4.10 is hereby amended by deleting the following from the end of such paragraph:

               "and if the Mortgagor does not obtain such coverage, the Company shall immediately force place the required coverage on the Mortgagor's behalf"

               (m) Section 4.13 is hereby deleted in its entirety and replaced with the following:

               "The Company or its agent shall inspect the Mortgaged Property as often as deemed necessary by the Company in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer, to assure itself that the value of the Mortgaged Property is being preserved. The Company shall keep a record of each such inspection and, upon request, shall provide the Merrill Lynch Alternative Note Asset Trust, Series 2007-AF1 with an electronic report of each such inspection."

               (n) Section 5.01 is hereby modified by deleting the second paragraph in its entirety and replacing it with the following:

               "With respect to any remittance received by the Master Servicer after the Business Day on which such payment was due, the Company shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three (3) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. Payments by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Company."

               (o) Section 5.02 is hereby modified by deleting such section in its entirety and replacing it with the following:

               "On or before the tenth calendar day of each month (or if such day is not a Business Day, the immediately preceding Business Day), the Company shall furnish to the Master Servicer a delinquency report in the form set forth in Exhibit J-1, a monthly remittance advice in the form set forth in Exhibit J-2, and a realized loss report in the form set forth in Exhibit J-3, each in a mutually agreeable electronic format, as to the latest Due Period, together with such other information with respect to the Mortgage Loans as the Master Servicer may reasonably require to allocate distributions made pursuant to this Agreement and to provide appropriate statements in connection therewith."

               (p) The second paragraph of Section 6.02 is hereby deleted and replaced with the following:

               "If the Company satisfies or releases the lien of the Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage (other than as a result of a modification of the Mortgage pursuant to the terms of this Agreement or a liquidation of the Mortgaged Property pursuant to the terms of this Agreement) or should the Company otherwise prejudice any rights the Merrill Lynch Alternative Note Asset Trust, Series 2007-AF1 may have under the mortgage instruments, the Company shall deposit in the Custodial Account the entire outstanding principal balance, plus all accrued interest on the related Mortgage Loan, on the day preceding the next Remittance Date. The Company shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 4.12 insuring the Company against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein."

               (q) Section 6.04 is hereby modified by replacing the phrase "the Purchaser, any Master Servicer and any Depositor" in each instance with "the Master Servicer".

               (r) Section 6.06 is hereby modified by replacing the phrase "the Purchaser, any Master Servicer and any Depositor" in each instance with "the Master Servicer".

               (s) Section 9.01(e) is hereby modified by replacing the phrase "subsection (d)" with "subsection (e)" in each instance.

               (t) Section 9.01(e)(i) and Section 9.01(e)(ii) are hereby deleted in their entirety and replaced with "Reserved".

               (u) Section 9.01(e)(iv) is hereby modified by replacing the phrase "If so requested by the Purchaser or any Depositor for" with "For".

               (v) Section 9.01(f)(i) is hereby modified by replacing the phrase "Sections 4.24" with "Sections 4.26".

          (w) Section 9.01(f)(ii) is hereby modified by replacing the phrase "any breach by the Company of its obligations under this Section 9.01(e)" with "any breach by the Company of its obligations under Sections 4.26, 6.04, 6.06 and 9.01(e)".

          (x) Section 9.01(f)(iv) is hereby modified by replacing the phrase "is performance under this Section 9.01(e)" with "its performance under Sections 4.26, 6.04, 6.06 and 9.01(e)".

          (y) Section 10.01(ii) is hereby modified by adding the following language to the beginning of such section: "except with respect to clause (x) below,"

          (z) The Wells Fargo Servicing Agreement is modified by adding the following new exhibits at the end thereto:

                                   EXHIBIT J-1

EXHIBIT: STANDARD FILE LAYOUT - DELINQUENCY REPORTING

* The column/header names in BOLD are the minimum fields Wells Fargo must receive from every Servicer

                                                                                               FORMAT
COLUMN/HEADER NAME                                DESCRIPTION                      DECIMAL     COMMENT
------------------            --------------------------------------------------   -------   ----------
SERVICER_LOAN_NBR             A unique number assigned to a loan by the
                              Servicer. This may be different than the LOAN_NBR

LOAN_NBR A unique identifier assigned to each loan by the originator.

CLIENT_NBR                    Servicer Client Number

SERV_INVESTOR_NBR             Contains a unique number as assigned by an
                              external servicer to identify a group of loans in
                              their system.

BORROWER_FIRST_NAME           First Name of the Borrower.

BORROWER_LAST_NAME            Last name of the borrower.

PROP_ADDRESS                  Street Name and Number of Property

PROP_STATE                    The state where the property located.

PROP_ZIP                      Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE        The date that the borrower's next payment is due               MM/DD/YYYY
                              to the servicer at the end of processing cycle, as
                              reported by Servicer.

LOAN_TYPE                     Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE         The date a particular bankruptcy claim was filed.              MM/DD/YYYY

BANKRUPTCY_CHAPTER_CODE       The chapter under which the bankruptcy was filed.

BANKRUPTCY_CASE_NBR           The case number assigned by the court to the
                              bankruptcy filing.

POST_PETITION_DUE_DATE        The payment due date once the bankruptcy has been              MM/DD/YYYY
                              approved by the courts

BANKRUPTCY_DCHRG_DISM_DATE    The Date The Loan Is Removed From Bankruptcy.                  MM/DD/YYYY
                              Either by Dismissal, Discharged and/or a Motion
                              For Relief Was Granted.

LOSS_MIT_APPR_DATE            The Date The Loss Mitigation Was Approved By The               MM/DD/YYYY
                              Servicer

LOSS_MIT_TYPE                 The Type Of Loss Mitigation Approved For A Loan
                              Such As;

LOSS_MIT_ACT_COMP_DATE        The Date The Loss Mitigation Is Actually Completed             MM/DD/YYYY

ATTORNEY_REFERRAL_DATE        Date File Was Referred To Attorney to Pursue                   MM/DD/YYYY
                              Foreclosure

FIRST_LEGAL_DATE              Notice of 1st legal filed by an Attorney in a                  MM/DD/YYYY
                              Foreclosure Action

FRCLSR_SALE_EXPECTED_DATE     The date by which a foreclosure sale is expected               MM/DD/YYYY
                              to occur.

FRCLSR_SALE_DATE              The actual date of the foreclosure sale.                       MM/DD/YYYY

FRCLSR_SALE_AMT               The amount a property sold for at the foreclosure       2      No commas
                              sale.                                                          (,) or
                                                                                             dollar
                                                                                             signs ($)

EVICTION_START_DATE           The date the servicer initiates eviction of the                MM/DD/YYYY
                              borrower.

EVICTION_COMPLETED_DATE       The date the court revokes legal possession of the             MM/DD/YYYY
                              property from the borrower.

LIST_PRICE                    The price at which an REO property is marketed.         2      No commas
                                                                                             (,) or
                                                                                             dollar
                                                                                             signs ($)

LIST_DATE                     The date an REO property is listed at a particular             MM/DD/YYYY
                              price.

OFFER_AMT                     The dollar value of an offer for an REO property.       2      No commas
                                                                                             (,) or
                                                                                             dollar
                                                                                             signs ($)

OFFER_DATE_TIME               The date an offer is received by DA Admin or by                MM/DD/YYYY
                              the Servicer.

REO_CLOSING_DATE              The date the REO sale of the property is scheduled             MM/DD/YYYY
                              to close.

REO_ACTUAL_CLOSING_DATE       Actual Date Of REO Sale                                        MM/DD/YYYY

OCCUPANT_CODE                 Classification of how the property is occupied.

PROP_CONDITION_CODE           A code that indicates the condition of the
                              property.

PROP_INSPECTION_DATE          The date a property inspection is performed.                   MM/DD/YYYY

APPRAISAL_DATE                The date the appraisal was done.                               MM/DD/YYYY

CURR_PROP_VAL                 The current "as is" value of the property based on      2
                              brokers price opinion or appraisal.

REPAIRED_PROP_VAL             The amount the property would be worth if repairs       2
                              are completed pursuant to a broker's price
                              opinion or appraisal.

IF APPLICABLE:

DELINQ_STATUS_CODE            FNMA Code Describing Status of Loan

DELINQ_REASON_CODE            The circumstances which caused a borrower to stop
                              paying on a loan. Code indicates the reason why
                              the loan is in default for this cycle.

MI_CLAIM_FILED_DATE           Date Mortgage Insurance Claim Was Filed With                   MM/DD/YYYY
                              Mortgage Insurance Company.

MI_CLAIM_AMT                  Amount of Mortgage Insurance Claim Filed                       No commas
                                                                                             (,) or
                                                                                             dollar
                                                                                             signs ($)

MI_CLAIM_PAID_DATE            Date Mortgage Insurance Company Disbursed Claim                MM/DD/YYYY
                              Payment

MI_CLAIM_AMT_PAID             Amount Mortgage Insurance Company Paid On Claim         2      No commas
                                                                                             (,) or
                                                                                             dollar
                                                                                             signs ($)

POOL_CLAIM_FILED_DATE         Date Claim Was Filed With Pool Insurance Company               MM/DD/YYYY

POOL_CLAIM_AMT                Amount of Claim Filed With Pool Insurance Company       2      No commas
                                                                                             (,) or
                                                                                             dollar
                                                                                             signs ($)

POOL_CLAIM_PAID_DATE          Date Claim Was Settled and The Check Was Issued By             MM/DD/YYYY
                              The Pool Insurer

POOL_CLAIM_AMT_PAID           Amount Paid On Claim By Pool Insurance Company          2      No commas
                                                                                             (,) or
                                                                                             dollar
                                                                                             signs ($)

FHA_PART_A_CLAIM_FILED_DATE   Date FHA Part A Claim Was Filed With HUD                       MM/DD/YYYY

FHA_PART_A_CLAIM_AMT          Amount of FHA Part A Claim Filed                        2      No commas
                                                                                             (,) or
                                                                                             dollar
                                                                                             signs ($)


FHA_PART_A_CLAIM_PAID_DATE    Date HUD Disbursed Part A Claim Payment                        MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT     Amount HUD Paid on Part A Claim                         2      No commas
                                                                                             (,) or
                                                                                             dollar
                                                                                             signs ($)

FHA_PART_B_CLAIM_FILED_DATE   Date FHA Part B Claim Was Filed With HUD                       MM/DD/YYYY

FHA_PART_B_CLAIM_AMT          Amount of FHA Part B Claim Filed                        2      No commas
                                                                                             (,) or
                                                                                             dollar
                                                                                             signs ($)

FHA_PART_B_CLAIM_PAID_DATE    Date HUD Disbursed Part B Claim Payment                        MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT     Amount HUD Paid on Part B Claim                         2      No commas
                                                                                             (,) or
                                                                                             dollar
                                                                                             signs ($)

VA_CLAIM_FILED_DATE           Date VA Claim Was Filed With the Veterans Admin                MM/DD/YYYY

VA_CLAIM_PAID_DATE            Date Veterans Admin. Disbursed VA Claim Payment                MM/DD/YYYY

VA_CLAIM_PAID_AMT             Amount Veterans Admin. Paid on VA Claim                 2      No commas
                                                                                             (,) or
                                                                                             dollar
                                                                                             signs ($)

EXHIBIT 2: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

     -    ASUM- Approved Assumption

     -    BAP- Borrower Assistance Program

     -    CO- Charge Off

     -    DIL- Deed-in-Lieu

     -    FFA- Formal Forbearance Agreement

     -    MOD- Loan Modification

     -    PRE- Pre-Sale

     -    SS- Short Sale

     -    MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

     -    Mortgagor

     -    Tenant

     -    Unknown

     -    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

     -    Damaged

     -    Excellent

     -    Fair

     -    Gone

     -    Good

     -    Poor

     -    Special Hazard

     -    Unknown

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

DELINQUENCY CODE   DELINQUENCY DESCRIPTION
----------------   -----------------------
       001         FNMA-Death of principal mortgagor
       002         FNMA-Illness of principal mortgagor
       003         FNMA-Illness of mortgagor's family member
       004         FNMA-Death of mortgagor's family member
       005         FNMA-Marital difficulties
       006         FNMA-Curtailment of income
       007         FNMA-Excessive Obligation
       008         FNMA-Abandonment of property
       009         FNMA-Distant employee transfer
       011         FNMA-Property problem
       012         FNMA-Inability to sell property
       013         FNMA-Inability to rent property
       014         FNMA-Military Service
       015         FNMA-Other
       016         FNMA-Unemployment
       017         FNMA-Business failure
       019         FNMA-Casualty loss
       022         FNMA-Energy environment costs
       023         FNMA-Servicing problems
       026         FNMA-Payment adjustment
       027         FNMA-Payment dispute
       029         FNMA-Transfer of ownership pending
       030         FNMA-Fraud
       031         FNMA-Unable to contact borrower
       INC         FNMA-Incarceration

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

STATUS CODE   STATUS DESCRIPTION
-----------   ------------------
     09       Forbearance
     17       Pre-foreclosure Sale Closing Plan Accepted
     24       Government Seizure
     26       Refinance
     27       Assumption
     28       Modification
     29       Charge-Off
     30       Third Party Sale
     31       Probate
     32       Military Indulgence
     43       Foreclosure Started
     44       Deed-in-Lieu Started
     49       Assignment Completed
     61       Second Lien Considerations
     62       Veteran's Affairs-No Bid
     63       Veteran's Affairs-Refund
     64       Veteran's Affairs-Buydown
     65       Chapter 7 Bankruptcy
     66       Chapter 11 Bankruptcy
     67       Chapter 13 Bankruptcy

                                   EXHIBIT J-2

               STANDARD LOAN LEVEL FILE LAYOUT - MASTER SERVICING

EXHIBIT 1: Layout

COLUMN NAME              DESCRIPTION                                        DECIMAL   FORMAT COMMENT         MAX SIZE
-----------              -----------                                        -------   --------------         --------
EACH FILE REQUIRES THE FOLLOWING FIELDS:

SER_INVESTOR_NBR         A value assigned by the Servicer to define a                 Text up to 20 digits         20
                         group of loans.

LOAN_NBR                 A unique identifier assigned to each loan by the             Text up to 10 digits         10
                         investor.

SERVICER_LOAN_NBR        A unique number assigned to a loan by the                    Text up to 10 digits         10
                         Servicer. This may be different than the
                         LOAN_NBR.

SCHED_PAY_AMT            Scheduled monthly principal and scheduled                2   No commas(,) or              11
                         interest payment that a borrower is expected to              dollar signs ($)
                         pay, P&I constant.

NOTE_INT_RATE            The loan interest rate as reported by the                4   Max length of 6               6
                         Servicer.

NET_INT_RATE             The loan gross interest rate less the service            4   Max length of 6               6
                         fee rate as reported by the Servicer.

SERV_FEE_RATE            The servicer's fee rate for a loan as reported           4   Max length of 6               6
                         by the Servicer.

SERV_FEE_AMT             The servicer's fee amount for a loan as reported         2   No commas(,) or              11
                         by the Servicer.                                             dollar signs ($)

NEW_PAY_AMT              The new loan payment amount as reported by the           2   No commas(,) or              11
                         Servicer.                                                    dollar signs ($)
                                                                                                                    6
NEW_LOAN_RATE            The new loan rate as reported by the Servicer.           4   Max length of 6

ARM_INDEX_RATE           The index the Servicer is using to calculate a           4   Max length of 6               6
                         forecasted rate.

ACTL_BEG_PRIN_BAL        The borrower's actual principal balance at the           2   No commas(,) or              11
                         beginning of the processing cycle.                           dollar signs ($)

ACTL_END_PRIN_BAL        The borrower's actual principal balance at the           2   No commas(,) or              11
                         end of the processing cycle.                                 dollar signs ($)

BORR_NEXT_PAY_DUE_DATE   The date at the end of processing cycle that the             MM/DD/YYYY                   10
                         borrower's next payment is due to the Servicer,
                         as reported by Servicer.

SERV_CURT_AMT_1          The first curtailment amount to be applied.              2   No commas(,) or              11
                                                                                      dollar signs ($)

SERV_CURT_DATE_1         The curtailment date associated with the first               MM/DD/YYYY                   10
                         curtailment amount.

CURT_ADJ_ AMT_1          The curtailment interest on the first                    2   No commas(,) or              11
                         curtailment amount, if applicable.                           dollar signs ($)

SERV_CURT_AMT_2          The second curtailment amount to be applied.             2   No commas(,) or              11
                                                                                      dollar signs ($)

SERV_CURT_DATE_2         The curtailment date associated with the second              MM/DD/YYYY                   10
                         curtailment amount.

CURT_ADJ_ AMT_2          The curtailment interest on the second                   2   No commas(,) or              11
                         curtailment amount, if applicable.                           dollar signs ($)

EXHIBIT 1: CONTINUED                STANDARD LOAN LEVEL FILE LAYOUT

COLUMN NAME              DESCRIPTION                                        DECIMAL   FORMAT COMMENT         MAX SIZE
-----------              -----------                                        -------   --------------         --------
SERV_CURT_AMT_3          The third curtailment amount to be applied.              2   No commas(,) or             11
                                                                                      dollar signs ($)

SERV_CURT_DATE_3         The curtailment date associated with the third               MM/DD/YYYY                  10
                         curtailment amount.

CURT_ADJ_AMT_3           The curtailment interest on the third                    2   No commas(,) or             11
                         curtailment amount, if applicable.                           dollar signs ($)

PIF_AMT                  The loan "paid in full" amount as reported by            2   No commas(,) or             11
                         the Servicer.                                                dollar signs ($)

PIF_DATE                 The paid in full date as reported by the                     MM/DD/YYYY                  10
                         Servicer.


ACTION_CODE              The standard FNMA numeric code used to indicate              Action Code Key:             2
                         the default/delinquent status of a particular                15=Bankruptcy,
                         loan.                                                        30=Foreclosure,
                                                                                      60=PIF,
                                                                                      63=Substitution,
                                                                                      65=Repurchase,70=REO

INT_ADJ_AMT              The amount of the interest adjustment as                 2   No commas(,) or             11
                         reported by the Servicer.                                    dollar signs ($)

SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment amount, if             2   No commas(,) or             11
                         applicable.                                                  dollar signs ($)

NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if applicable.          2   No commas(,) or             11
                                                                                      dollar signs ($)

LOAN_LOSS_AMT            The amount the Servicer is passing as a loss, if         2   No commas(,) or             11
                         applicable.                                                  dollar signs ($)

PLUS THE FOLLOWING APPLICABLE FIELDS:

SCHED_BEG_PRIN_BAL       The scheduled outstanding principal amount due           2   No commas(,) or             11
                         at the beginning of the cycle date to be passed              dollar signs ($)
                         through to investors.

SCHED_END_PRIN_BAL       The scheduled principal balance due to investors         2   No commas(,) or             11
                         at the end of a processing cycle.                            dollar signs ($)

SCHED_PRIN_AMT           The scheduled principal amount as reported by            2   No commas(,) or             11
                         the Servicer for the current cycle -- only                   dollar signs ($)
                         applicable for Scheduled/Scheduled Loans.

SCHED_NET_INT            The scheduled gross interest amount less the             2   No commas(,) or             11
                         service fee amount for the current cycle as                  dollar signs ($)
                         reported by the Servicer -- only applicable for
                         Scheduled/Scheduled Loans.

ACTL_PRIN_AMT            The actual principal amount collected by the             2   No commas(,) or             11
                         Servicer for the current reporting cycle -- only             dollar signs ($)
                         applicable for Actual/Actual Loans.

ACTL_NET_INT             The actual gross interest amount less the                2   No commas(,) or             11
                         service fee amount for the current reporting                 dollar signs ($)
                         cycle as reported by the Servicer -- only
                         applicable for Actual/Actual Loans.

PREPAY_PENALTY_ AMT      The penalty amount received when a borrower              2   No commas(,) or             11
                         prepays on his loan as reported by the Servicer.             dollar signs ($)

PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for the loan               2   No commas(,) or             11
                         waived by the servicer.                                      dollar signs ($)

EXHIBIT 1: CONTINUED STANDARD LOAN LEVEL FILE LAYOUT

COLUMN NAME              DESCRIPTION                                        DECIMAL   FORMAT COMMENT         MAX SIZE
-----------              -----------                                        -------   --------------         --------
MOD_DATE                 The Effective Payment Date of the Modification               MM/DD/YYYY                   10
                         for the loan.

MOD_TYPE                 The Modification Type.                                       Varchar - value can          30
                                                                                      be alpha or numeric

DELINQ_P&I_ADVANCE_AMT   The current outstanding principal and interest           2   No commas(,) or              11
                         advances made by Servicer.                                   dollar signs ($)

                         Flag to indicate if the repurchase of a loan is              Y=Breach                      1
BREACH_FLAG              due to a breach of Representations and                       N=NO Breach
                         Warranties                                                   Let blank if N/A

                                   EXHIBIT J-3

CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

     NOTE: DO NOT NET OR COMBINE ITEMS. SHOW ALL EXPENSES INDIVIDUALLY AND ALL CREDITS AS SEPARATE LINE ITEMS. CLAIM PACKAGES ARE DUE ON THE REMITTANCE REPORT DATE. LATE SUBMISSIONS MAY RESULT IN CLAIMS NOT BEING PASSED UNTIL THE FOLLOWING MONTH. THE SERVICER IS RESPONSIBLE TO REMIT ALL FUNDS PENDING LOSS APPROVAL AND /OR RESOLUTION OF ANY DISPUTED ITEMS.

     The numbers on the 332 form correspond with the numbers listed below.

     LIQUIDATION AND ACQUISITION EXPENSES:

     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12. Complete as applicable. Required documentation:

          * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

          *    For escrow advances - complete payment history

               (to calculate advances from last positive escrow balance forward)

          * Other expenses - copies of corporate advance history showing all payments

          *    REO repairs > $1500 require explanation

          *    REO repairs >$3000 require evidence of at least 2 bids.

          * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Servicing Officer certification

          *    Unusual or extraordinary items may require further documentation.

     13.  The total of lines 1 through 12.

     CREDITS:

     14-21. Complete as applicable. Required documentation:

          * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.

          *    Copy of EOB for any MI or gov't guarantee

          *    All other credits need to be clearly defined on the 332 form

     22.  The total of lines 14 through 21.

     Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

     TOTAL REALIZED LOSS (OR AMOUNT OF ANY GAIN)

     23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

CALCULATION OF REALIZED LOSS/GAIN FORM 332

Prepared by: ________________________   Date: __________________________________
Phone: ______________________________   Email Address: _________________________

Servicer Loan No.   Servicer Name   Servicer Address
-----------------   -------------   ----------------


WELLS FARGO BANK, N.A. LOAN NO. ________________________________________________

Borrower's Name: _______________________________________________________________
Property Address: ______________________________________________________________

LIQUIDATION TYPE: REO SALE   3RD PARTY SALE   SHORT SALE   CHARGE OFF

WAS THIS LOAN GRANTED A BANKRUPTCY DEFICIENCY OR CRAMDOWN         YES [ ] NO [ ]
If "Yes", provide deficiency or cramdown amount ________________________________

LIQUIDATION AND ACQUISITION EXPENSES:
(1)  Actual Unpaid Principal Balance of Mortgage Loan            $______________(1)

(2)  Interest accrued at Net Rate                                 ______________(2)

(3)  Accrued Servicing Fees                                       ______________(3)

(4)  Attorney's Fees                                              ______________(4)

(5)  Taxes (see page 2)                                           ______________(5)

(6)  Property Maintenance                                         ______________(6)

(7)  MI/Hazard Insurance Premiums (see page 2)                    ______________(7)

(8)  Utility Expenses                                             ______________(8)

(9)  Appraisal/BPO                                                ______________(9)

(10) Property Inspections                                         ______________(10)

(11) FC Costs/Other Legal Expenses                                ______________(11)

(12) Other (itemize)                                              ______________(12)

     Cash for Keys__________________________                      ______________(12)

     HOA/Condo Fees_______________________                        ______________(12)

     ______________________________________                       ______________(12)

     TOTAL EXPENSES                                              $______________(13)

CREDITS:
(14) Escrow Balance                                              $______________(14)

(15) HIP Refund                                                   ______________(15)

(16) Rental Receipts                                              ______________(16)

(17) Hazard Loss Proceeds                                         ______________(17)

(18) Primary Mortgage Insurance / Gov't Insurance
HUD Part A                                                        ______________(18a)

HUD Part B                                                        ______________(18b)

(19) Pool Insurance Proceeds                                      ______________(19)

(20) Proceeds from Sale of Acquired Property                      ______________(20)

(21) Other (itemize)                                              ______________(21)

     _________________________________________                    ______________(21)

     TOTAL CREDITS                                               $______________(22)

TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                          $______________(23)

ESCROW DISBURSEMENT DETAIL

    TYPE                  PERIOD OF
(TAX /INS.)   DATE PAID    COVERAGE   TOTAL PAID   BASE AMOUNT   PENALTIES   INTEREST
-----------   ---------   ---------   ----------   -----------   ---------   --------


     Any provisions relating to the sale of the Mortgage Loans in the Wells Fargo Servicing Agreement are inapplicable for purposes of this Agreement.

2.   Miscellaneous

     The Company hereby acknowledges that the Master Servicer, acting pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 2007, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Wells Fargo Bank N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), and HSBC Bank USA, as trustee (the "Trustee") (the "Pooling and Servicing Agreement"), has the right to enforce all obligations of the Company, as they relate to the Transferred Mortgage Loans, under the Wells Fargo Servicing Agreement, as modified by this Agreement. Such right will include, without limitation, the right to indemnification, the right to terminate the Company under the Wells Fargo Servicing Agreement upon the occurrence of an Event of Default thereunder and the right to exercise certain rights of consent and approval relating to actions taken by the Company under the Wells Fargo Servicing Agreement. In addition, any notice required to be given by the "Purchaser" pursuant to Section 10.01 of the Wells Fargo Servicing Agreement shall be given by the Master Servicer. The Company further acknowledges that pursuant to the terms of the Pooling and Servicing Agreement, the Master Servicer is required to monitor the performance of the Company under the Wells Fargo Servicing Agreement, as modified by this Agreement. The Master Servicer shall have the right to receive all remittances required to be made by the Company under the Wells Fargo Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Company under the Wells Fargo Servicing Agreement, as modified by this Agreement, the right to examine the books and records of the Company pertaining to the Transferred Mortgage Loans under the Wells Fargo Servicing Agreement and the right to indemnification under the Wells Fargo Servicing Agreement. In addition, if the Company shall fail to remit any payment pursuant to the Wells Fargo Servicing Agreement, as modified by this Agreement, the Master Servicer shall notify the Company of such failure as set forth in Section 10.01 of the Wells Fargo Servicing Agreement.

     In connection therewith, the Company hereby agrees that all remittances required to be made with respect to the Transferred Mortgage Loans pursuant to the Wells Fargo Servicing Agreement will be made in accordance with the following wire transfer instructions:

                             Bank: Wells Fargo Bank, N.A.
                             ABA Routing Number: 121-000-248
                             Account Name: Corporate Trust Clearing
                             Account Number: 3970771416
                             For Credit to: MANA Series 2007-AF1, Acct# 53151700

and the Company shall deliver all reports required to be delivered under the Wells Fargo Servicing Agreement to the Master Servicer at:

                             Wells Fargo Bank, N.A.
                             9062 Old Annapolis Road
                             Columbia, Maryland 21045
                             Attention: Client Services Manager - MANA 2007-AF1

     It is the intention of the parties hereto that this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

     All demands, notices and communications related to the Transferred Mortgage Loans, the Wells Fargo Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

          a.   In the case of the Company,

               Wells Fargo Bank, N.A.
               1 Home Campus
               Des Moines, IA 50328-0001
               Attention: John B. Brown, MAC X2302-033
               Fax: (515) 324-3118

               with a copy to:

               Wells Fargo Bank, N.A.
               1 Home Campus
               Des Moines, Iowa 50328-0001
               Attention: General Counsel MAC X2401-06T

          b.   In the case of the Assignor,

               Merrill Lynch Mortgage Lending, Inc.
               World Financial Center
               North Tower
               New York, New York 10281
               Attention: MANA 2007-AF1

          c.   In the case of the Depositor,

               Merrill Lynch Mortgage Investors, Inc.
               4 World Financial Center, 10th Floor
               New York, New York 10281
               Attention: MANA 2007-AF1

          d.   In the case of the Master Servicer,

               Wells Fargo Bank, N.A.
               9062 Old Annapolis Road
               Columbia, Maryland 21045
               Attention: Client Manager - MANA 2007-AF1

          e.   In the case of the Trustee,

               HSBC Bank USA, National Association
               452 Fifth Avenue
               New York, New York 10018
               Attention: Issuer Trust Services - Merrill Lynch Mortgage Investors, Inc.,
               MANA Series 2007-AF1

     3. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles (other than Section 5-1401 of the New York General Obligations Law which shall govern), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     4. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     5. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which any party hereto may be merged or consolidated shall without the requirement for any further writing, be deemed to be parties hereto as if such entity was originally a signatory hereto.

     6. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     7. In the event that any provision of this Agreement conflicts with any provision of Wells Fargo Servicing Agreement with respect to the Transferred Mortgage Loans, the terms of this Agreement shall control.

     8. Each party will pay any commissions, fees and expenses, including attorney's fees, it has incurred in connection with the negotiations for, documenting of and closing of the transactions contemplated by this Agreement.

                            [signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION
Company


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


WELLS FARGO BANK, NATIONAL ASSOCIATION
Master Servicer


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


HSBC BANK USA, NATIONAL ASSOCIATION
Trustee


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


WELLS FARGO BANK, NATIONAL ASSOCIATION
Securities Administrator


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


Acknowledged  by:

MERRILL LYNCH MORTGAGE INVESTORS, INC.
Depositor


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                  ATTACHMENT l

                       TRANSFERRED MORTGAGE LOAN SCHEDULE

                             [INTENTIONALLY OMITTED]

                                  ATTACHMENT 2

                FLOW SERVICING RIGHTS PURCHASE AND SALE AGREEMENT

                             [INTENTIONALLY OMITTED]

                                  ATTACHMENT 3

                         WELLS FARGO SERVICING AGREEMENT

                             [INTENTIONALLY OMITTED]